UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: January 14, 2004



                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)




          Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
(State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                          11-3233647
                                                                                   (IRS Employer ID Number)

                   225 Broadhollow Road                                                      11747
                    Melville, New York                                                    (Zip Code)
         (Address of principal executive offices)


                                    1-13762
                           (Commission File Number)


                                (631) 694-6900
             (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure.

         On January 14, 2004, Reckson Operating Partnership, L.P. (the "Operating Partnership"), a subsidiary of Reckson Associates Realty Corp. (the "Company"), entered into an underwriting agreement with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters, in connection with a public offering of $150 million aggregate principal amount of its 5.15% senior unsecured notes due 2011 (the "Notes"). Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. are acting as joint bookrunning managers of the offering. Interest on the Notes is payable semi-annually on January 15 and July 15, commencing July 15, 2004. The Notes were priced at 99.735% of par value to yield 5.196%, a spread of 168 basis points above the seven-year Treasury Rate. The Notes mature on January 15, 2011. The net proceeds from the offering of the Notes will be approximately $148.5 million after deducting the underwriting discount and other expenses. The Operating Partnership intends to use the net proceeds from the sale of the Notes for general corporate purposes, including the repayment of indebtedness under its credit facility.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

          1.1 Underwriting Agreement, dated January 14, 2004, among the Operating Partnership and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters.

          1.2 Terms Agreement, dated January 14, 2004, among the Operating Partnership and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters.

          4.1  Form of 5.15% Notes due 2011 of the Operating Partnership.

          4.2 Indenture, dated March 26, 1999, among the Operating Partnership, the Company and the Bank of New York as trustee.*

          5 Opinion of Sidley Austin Brown and Wood LLP as to the legality of the Notes.

          23.1 Consent of Solomon and Weinberg LLP.

-------------------
     * Previously filed as an exhibit to the Registrant's registration statement on Form S-3 (File No. 333-67129).

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                RECKSON ASSOCIATES REALTY CORP.


                                By:      /s/ Michael Maturo
                                   -------------------------------------------
                                   Michael Maturo
                                   Executive Vice President
                                   and Chief Financial Officer


                                RECKSON OPERATING PARTNERSHIP, L.P.

                                By:  Reckson Associates Realty Corp.,
                                     its General Partner


                                By:      /s/ Michael Maturo
                                   -------------------------------------------
                                   Michael Maturo
                                   Executive Vice President
                                   and Chief Financial Officer


Date:  January 21, 2004


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